Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies
Commitments and contingencies
26.	Commitments and contingencies
(a)	Commitments

The Group engaged third parties for promoting its brand image through various advertising channels, including advertising on internet search engines, platforms and other traditional off-line media. The amount of advertising commitments relates to the committed advertising services that have not been delivered and paid. As of December 31, 2019, future minimum advertising commitments under non-cancelable agreements are RMB73.8 million.

The Group’s investment commitments primarily relate to capital contributions obligation under certain arrangements. The total investment commitments contracted but not yet reflected in the financial statements amounted to RMB80 million.

Other than those shown above, the Group did not have any significant capital or other commitments, or long-term obligations as of December 31, 2019.

(b)	Contingencies

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of the unresolved matters, individually and in the aggregate, are likely to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigations are subject to inherent uncertainties and the Group’s view of these matters may change in the future. When an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs, and potentially in future periods.